                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 11, 2004
                                                        -------------------


                       COMMONWEALTH INCOME & GROWTH FUND I
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             33-69996                              23-2735641
--------------------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


    470 John Young Way, Ste.300, Exton, PA                          19341
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)

                                  800-249-3700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS


ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         Effective October 11, 2004, the registrant dismissed its principal independent accounting firm, BDO Seidman, LLP. BDO Seidman, LLP's reports on the registrant's financial statements for the two most recently completed fiscal years did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the registrant's general partner. During the registrant's two most recent fiscal years and the interim period prior to such dismissal, the registrant had no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreements in connection with its report. Further, during the registrant's two most recent fiscal years and the interim period prior to such dismissal, there occurred no reportable events, as set forth in
Item 304(a)(1)(v) of Regulation S-K.

         The registrant has provided BDO Seidman, LLP with a copy of this disclosure on or prior to the date hereof and has requested BDO Seidman, LLP to provide the registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of such letter will be filed by amendment to this report when and if it is received by the registrant.

         Also effective October 11, 2004, the registrant has retained Asher & Company, Ltd. of Philadelphia, Pennsylvania as its principal independent accounting firm. The registrant believes that Asher & Company, Ltd. is an accounting firm of a size and scope of experience better suited to the registrant's current needs than the registrant's former accounting firm.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index
-------------

Exhibit No.                                  Exhibit
-----------                                  -------

    16.1*                  Letter Regarding Change in Certifying Accountant


*To be filed by amendment when and if received by the registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMMONWEALTH INCOME & GROWTH FUND I

                                    By: Commonwealth Income & Growth Fund, Inc.,
                                    Its General Partner



                                     By:  /s/ George S. Springsteen
                                         --------------------------------------
                                          George S. Springsteen, President


Date: October 15, 2004